Exhibit 10.2

                     GLOBAL PROMISSORY NOTE

$50,000,000                                     February 26, 1997
                                               New York, New York

     FOR VALUE RECEIVED, EACH BORROWER identified on Annex A attached hereto (collectively, "Borrowers"), hereby promises to pay to SALOMON BROTHERS REALTY CORP. ("Salomon"), at its principal office at 7 World Trade Center, 29th Floor, New York, New York 10048, the sum of FIFTY MILLION DOLLARS ($50,000,000) (or such portion thereof as may be outstanding from time to time) in lawful money of the United States of America and in immediately available funds, on the date provided in the Loan Agreement (hereinafter defined), and to pay interest on the unpaid Principal Indebtedness (as such term is defined in the Loan Agreement), at such office, in like money and funds, for the period commencing on the initial Advance Closing Date (as such term is defined in the Loan Agreement) until such Principal Indebtedness shall be paid in full, at the rates per annum and on the dates provided in the Loan Agreement.

     The date and amount of each Advance (as such term is defined in the Loan Agreement) on each Advance Closing Date and the date and amount of each payment of interest, principal and other amounts due under the Loan Documents (as such term is defined in the Loan Agreement), shall be recorded by Agent (as such term is hereinafter defined) on the schedule attached hereto provided that the failure of Agent to make any such recordation shall not affect the obligations of the Issuer to make a payment when due of any amount owing under the Loan Agreement or hereunder.

     This Global Promissory Note is the Global Promissory Note referred to in the Loan Agreement, dated as of the date hereof (as modified and supplemented and in effect from time to time, the "Loan Agreement") between Borrowers, Salomon (as initial lender and as agent for administration of the Loan ("Agent")), Kranzco Realty Trust, as guarantor, and Bank Leumi, as collateral agent for Lender, and evidences the Principal Indebtedness loaned thereunder.

     The obligations under this Global Promissory Note are recourse only to the extent and as limited by the Loan Agreement, and the provisions of Section 8.24 of the Loan Agreement are hereby incorporated herein by reference as if set forth herein in their entirety.

     The Loan Agreement provides for the acceleration of the maturity of this Global Promissory Note upon the occurrence of certain events and for prepayment of the Global Promissory Note upon the terms and conditions specified therein.

     This Global Promissory Note shall be governed by, and construed in accordance with, the law of the State of New York. KR BRADFORD
MALL, L.P.,


a Pennsylvania limited partnership

By:  KR BRADFORD MALL, INC.
     a Pennsylvania corporation, general partner

     By:/s/ Robert H. Dennis
        ___________________________________
        Name:  Robert H. Dennis
        Title:    Vice President

KR BARN, L.P.,
a Pennsylvania limited partnership,

By:  KR BARN, INC.,
     a Pennsylvania corporation, general partner

     By:/s/ Robert H. Dennis
        ___________________________________
        Name:  Robert H. Dennis
        Title:    Vice President

KR VALLEY FORGE, L.P.,
a Pennsylvania limited partnership,

By:  KR VALLEY FORGE, INC.,
     a Pennsylvania corporation, general partner

     By:/s/ Robert H. Dennis
        ___________________________________
        Name:  Robert H. Dennis
        Title:    Vice President

LILAC NEW YORK CORP., a New York corporation
KR PARKWAY PLAZA I, CORP., a Connecticut corporation
KR WAMPANOAG, INC., a Rhode Island corporation
KR BROOKHAVEN, INC., a Mississippi corporation
KR MORGANTON, INC., a North Carolina corporation
KR HARRODSBURG, INC., a Kentucky corporation
KRT UNION CORP., a Delaware corporation
KRANZCO RAYNHAM, INC., a Massachusetts corporation
KR MINNETONKA, INC., a Minnesota corporation
KR ROSEVILLE, INC., a Minnesota corporation
KR TUCSON, INC., an Arizona corporation

By:/s/ Robert H. Dennis
   _________________________________________
   Name:  Robert H. Dennis
   Vice President of each of the aforementioned
corporations
                        SCHEDULE OF NOTES


     This Global Promissory Note, together with any Registered Note delivered in exchange for any portion of this Global Promissory Note, evidences the aggregate principal amount of Loan outstanding or which may be outstanding from time to time under the Loan Agreement, subject to the payments and prepayments of principal set forth below:



Date of        Amount of     Amount Paid     Aggregate Unpaid   Notation
Loan Advance   Loan Advance  or Prepaid      Principal Amount   Made By

                             ANNEX A


     KR BRADFORD MALL, L.P., a Pennsylvania limited partnership
     KR BARN, L.P., a Pennsylvania limited partnership
     LILAC NEW CORP., a New York corporation
     KR PARKWAY PLAZA I CORP., a Connecticut corporation
     KR VALLEY FORGE, L.P., a Pennsylvania limited partnership
     KR WAMPANOAG, INC., a Rhode Island corporation
     KR BROOKHAVEN, INC., a Mississippi corporation
     KR MORGANTON, INC., a North Carolina corporation
     KR HARRODSBURG, INC., a Kentucky corporation
     KRT UNION CORP., a Delaware corporation
     KRANZCO RAYNHAM, INC.,  a Massachusetts corporation
     KR MINNETONKA, INC., a Minnesota corporation
     KR ROSEVILLE, INC., a Minnesota corporation
     KR TUCSON, INC., a Minnesota corporation